SOLD NOTE

Transferee : Greenpro Venture Capital Limited

Address : OMC Offices, Babrow Building, The Valley, AI - 2640, Anguilla, BWI

Occupation : Corporation

Name of company in which the share(s) to be transferred -

First Bullion Holdings Inc.
(Incorporated in British Virgin Islands)

Number of share(s) : *160,000* Ordinary of USD1 each

Consideration received : USD1,600,000.00

(Transferor) TANG Ka Siu, Johnny

Dated 17th February, 2021

BOUGHT NOTE

Transferor : TANG Ka Siu, Johnny

Address : Room 1, 8/F., Block B, Wisdom Court, 5 Hatton Road, Hong Kong

Occupation : Certified Public Accountant (Practising)

Name of company in which the share(s) to be transferred -

First Bullion Holdings Inc.
(Incorporated in British Virgin Islands)

Number of share(s) : *160,000* Ordinary of USD1 each

Consideration paid : USD1,600,000.00

For and on behalf of
Greenpro Venture Capital Limited

Authorised Signature(s)

(Transferee) Greenpro Venture Capital Limited

Dated 17th February, 2021